Prospectus Supplement Zero Coupon 2015 ¡ Zero Coupon 2020 ¡ Zero Coupon 2025 (Prospectus dated February 1, 2011)
Supplement dated August 1, 2011

The following is added to the end of the Investing Through a Financial Intermediary section.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor and Advisor Class shares at net asset value with no dealer commission paid to the financial professional. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. Advisor Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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Statement of Additional Information (SAI) Supplement American Century Target Maturities Trust (SAI dated February 1, 2011)
Supplement dated August 1, 2011

The following replaces the Sub-Administrator section.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund.  The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis.  While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

The following replaces the Custodian Banks section.

Custodian Banks

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts  02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the funds’ cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

The following replaces the section Buying and Selling Fund Shares.

Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-sponsored retirement plans

Certain group employer sponsored retirement plans, that hold a single account for all plan participants with the Fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor and Advisor Class shares.  Advisor Class purchases are available at net asset value with no dealer commission paid to the financial professional, nor incur a CDSC.  Advisor Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and "Top Hat" plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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